UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019
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ManTech International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2251 Corporate Park Drive, Herndon, VA	20171
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (703) 218-6000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition;
Item 7.01    Regulation FD Disclosure;
Item 8.01    Other Events
On February 20, 2019, ManTech International Corporation announced its financial results for the fiscal quarter and fiscal year ended December 31, 2018, and provided earnings guidance for fiscal year 2019.
ManTech also announced the declaration of a quarterly cash dividend payment to its stockholders. A dividend of $0.27 per share will be paid on March 22, 2019 to stockholders of record as of the close of business on March 8, 2019. The declaration of future dividend payments is subject to the approval of the Board of Directors.
A copy of the February 20, 2019 release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	ManTech International Corporation press release, dated February 20, 2019, announcing financial results for the fiscal quarter and fiscal year ended December 31, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTECH INTERNATIONAL CORPORATION

		By:	/s/ Michael R. Putnam
Date:	February 20, 2019	Name:	Michael R. Putnam
		Title:	Senior VP - Corporate & Regulatory Affairs